UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 4, 2006

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (713) 860-1500

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 4, 2006, the Vice President, Purchasing of of Integrated Electrical Services, Inc. (the “Company” and, together with certain direct and indirect subsidiaries, the “Debtors”), held a conference call with certain of the Company’s key vendors in which he stated that the Debtors’ had not drawn down on their debtor-in-possession financing and that their cash flows were better than as projected in the their 13-week budget, filed as Exhibit 99.4 to the current report on Form 8-K, dated February 15, 2006. These financial disclosures are incomplete, limited in scope and not necessary indicative of the Debtor’s financial condition or operating results for the quarter ended March 31, 2006. The Debtors have previously disclosed interim results for the period from January 1, 2006 through February 28, 2006 (and characterized such results as disappointing) in the Company’s current report on Form 8-K/A (Amendment No. 1), dated April 3, 2006 (the “April 3, 2006 8-K”). Results for the quarter ended March 31, 2006 have not yet been prepared, and will be set forth in the Debtors’ quarterly report on Form 10-Q, which has not yet been filed. As a result, the financial disclosures contained herein should not be relied upon for investment purposes.

Additionally, the officer identified the subsidiaries for which Company has committed to an exit plan as described in the April 3, 2006 8-K. These subsidiaries were not identified by name in the April 3, 2006 8-K. The subsidiaries consist of Thomas Popp & Company; Pan American Electric, Inc.; Mills Electric LP; Mark Henderson, Incorporated; and Bryant Electric Company, Inc. Utility Division (the Electrical Division is being combined with another Integrated Electrical Services, Inc. subsidiary, Newcomb Electric Company, Inc.).

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

This current report on Form 8-K includes certain statements that may be deemed to be “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s expectations and involve risks and uncertainties that could cause the Company ‘s actual results to differ materially from those set forth in the statements. Such risks and uncertainties include, but are not limited to, the Company’s inability to complete a financial restructuring on terms acceptable to the Company or at all; the Debtors’ inability to obtain confirmation of a plan of reorganization; uncertainties affecting the financial projections and budgets prepared in connection with the Chapter 11 Cases; and the outcome of the SEC investigation. You should understand that the foregoing important factors, in addition to those discussed in our other filings with the Securities and Exchange Commission, including those under the heading ‘Risk Factors” contained in our annual report on Form 10-K for the fiscal year ended September 30, 2005 and our quarterly report on Form 10-Q for the quarter ended December 31, 2005, could affect our future results and could cause results to differ materially from those expressed in such forward-looking statements. We undertake no obligation to publicly update or revise the Company’s borrowing availability, its cash position or any forward-looking statements to reflect events or circumstances that may arise after the date of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.
By:	/s/ Curt L. Warnock
Curt L. Warnock
Senior Vice President and General Counsel

Date: April 5, 2006

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